FINANCIAL EXPENSES, NET (Tables)	12 Months Ended
Dec. 31, 2016
Interest Expense [Abstract]
Schedule Of Financial Expenses, Net
Year ended December 31,
	2016	2015	2014
	US Dollars in thousands

Interest and exchange rate expenses on long-term loans	146	134	95
Expenses on short-term credit and bank charges	158	143	54
Effect of exchange rate differences on other expenses and net loss from derivative instruments	(31)	(59)	117
Other financing expenses, net	36	41	90

	309	259	356